Exhibit 99.2

FOR IMMEDIATE RELEASE

Investor Contact	Media Contact
Patricia Figueroa	Shona Sabnis
(212) 836-2758	(212) 836-2626
Patricia.Figueroa@arconic.com	Shona.Sabnis@arconic.com

Arconic Announces Reference Yields and Total Consideration for Previously Announced Offers by Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC to Purchase Certain Outstanding Arconic Debt Securities

NEW YORK, April 19, 2017 – Arconic Inc. (“Arconic” or the “Company”) (NYSE: ARNC) today announced the Reference Yields and Total Consideration for the previously announced cash tender offers by Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC (the “Purchasers”) for the Company’s outstanding debt securities set forth in the table below (the “Notes”), on the terms and conditions set forth in the Offer to Purchase, dated April 5, 2017 (the “Offer to Purchase”), and a related Letter of Transmittal (together, the “Offer Materials”). Capitalized terms used but not otherwise defined in this announcement shall have the meaning given to them in the Offer to Purchase.

The Total Consideration for each series of Notes was determined based on the relevant Reference Yield as of 2:00 p.m., New York City time, on April 19, 2017, in accordance with the terms set forth in the Offer to Purchase by reference to the relevant Fixed Spread and the relevant Reference U.S. Treasury Security as follows:

Title of Security	CUSIP Number/ISIN	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page(1)	Reference Yield	Fixed Spread (Basis Points)	Total Consideration(2)
6.500% Senior Notes due 2018	022249BA3/ US022249BA36	$250,000,000	1.25% UST due March 31, 2019	FIT1	1.181%	+15	$1,058.91
6.750% Senior Notes due 2018	013817AS0/ US013817AS04	$750,000,000	1.25% UST due March 31, 2019	FIT1	1.181%	+35	$1,063.63
5.720% Senior Notes due 2019	013817AP6/ 013817AM3/ U01347AA8/ US013817AP64/ US013817AM34/ USU01347AA84	$750,000,000	1.25% UST due March 31, 2019	FIT1	1.181%	+35	$1,075.76

(1)	The applicable page on Bloomberg from which the Purchasers quoted the bid side price of the Reference U.S. Treasury Security.
(2)	Per $1,000 principal amount of Notes validly tendered at or prior to the applicable Early Tender Date, not validly withdrawn and accepted for purchase. Inclusive of $30.00 Early Tender Premium per $1,000 principal amount of Notes tendered at or prior to the applicable Early Tender Date. In addition to the Total Consideration, holders will also receive accrued and unpaid interest on the Notes from the applicable last interest payment date up to, but not including, the applicable Settlement Date. Subject to proration, if applicable.

We refer to the offers to purchase the 2018 Notes as the “2018 Offers,” the offer to purchase the 2019 Notes as the “2019 Offer” and the 2018 Offers and the 2019 Offer together as the “Offers.”

The previously announced date for the expiration of withdrawal rights for the Offers has passed and has not been extended. Notes tendered pursuant to the Offers may no longer be withdrawn, except as required by law.

Holders who validly tendered and did not withdraw Notes by the previously announced Early Tender Date (5:00 p.m., New York City time, on April 18, 2017) and Holders who validly tender 2018 Notes by the extended Early Tender Date with respect to the 2018 Offers (11:59 p.m., New York City time, on May 2, 2017) will be eligible to receive the Total Consideration (subject to proration, if applicable).

The settlement for the Notes validly tendered and not withdrawn before the previously announced Early Tender Date is still expected to occur on Thursday, April 20, 2017 (the “Early Settlement Date”). The settlement for any 2018 Notes validly tendered and not withdrawn after the previously announced Early Tender Date and at or prior to the extended Early Tender Date with respect to the 2018 Offers is expected to occur on Thursday, May 4, 2017 (the “Final Settlement Date”). Since the amended 2019 Offer Purchase Amount Cap has been reached, no additional 2019 Notes will be accepted for purchase on the Final Settlement Date.

As set forth in the Offer Materials, the Purchasers intend to negotiate to sell the Notes to the Company for cash or to exchange the Notes for shares of common stock of Alcoa Corporation held by the Company. The Purchasers intend to negotiate to sell to the Company any validly tendered Notes in excess of $500,000,000 in the aggregate on the Early Settlement Date or soon thereafter and negotiate to sell to or exchange with the Company all other validly tendered Notes on the Final Settlement Date or soon thereafter.

The Offers will expire at 11:59 p.m., New York City time, on May 2, 2017 (the “Expiration Date”), unless extended or earlier terminated.

For additional information regarding the terms of the Offers, please contact Citigroup Global Markets Inc. at (800) 558-3745 (toll free) or (212) 723-6106 (collect) or Credit Suisse Securities (USA) LLC at (800) 820-1653 (toll free) or (212) 538-1862 (collect). Requests for documents and questions regarding the tender of Notes may be directed to Global Bondholder Services Corporation at (866) 924-2200 (toll free) or (212) 430-3774 (collect).

Copies of the Offer to Purchase and the Letter of Transmittal related to the Offers may also be obtained at no charge from Global Bondholder Services Corporation.

None of Arconic, its board of directors, the Purchasers, the trustee under the indentures, the information agent and depositary make any recommendation as to whether Holders of the Notes should tender or refrain from tendering the Notes.

This announcement does not constitute an offer to purchase or a solicitation of an offer to sell securities. The Offers are being made solely by means of the Offer to Purchase and the related Letter of Transmittal.

About Arconic

Arconic (NYSE: ARNC) creates breakthrough products that shape industries. Working in close partnership with our customers, we solve complex engineering challenges to transform the way we fly, drive, build and power. Through the ingenuity of our people and cutting-edge advanced manufacturing techniques, we deliver these products at a quality and efficiency that ensure customer success and shareholder value. For more information: www.arconic.com. Follow @arconic: Twitter, Instagram, Facebook, LinkedIn and YouTube.

Dissemination of Company Information

Arconic intends to make future announcements regarding Company developments and financial performance through its website on www.arconic.com

Forward–Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties, including, but not limited to, deterioration in global economic and financial market conditions generally, and the risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

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